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                             IRREVOCABLE PROXY
                        (COUPLED WITH AN INTEREST)

  This IRREVOCABLE PROXY (this "Proxy") is executed as of April 24, 1996, by GREGORY TIMM, ESQ., Trustee for the benefit of R. EUGENE RIDER and EVA FORSBERG-RIDER, husband and wife (the "BD Stockholders"), in favor of RONALD
H. COLE ("Cole"), and his successors and assigns, with respect to 250,000 shares of voting common stock in BROWN DISC PRODUCTS COMPANY, INC., a Colorado corporation (the "Corporation"), which shares will be issued to and owned of record and beneficially by the Trustee for the BD Stockholders, and which will become subject to the terms of this Proxy, at the rate of 50,000 shares per month commencing on April 24, 9996, and continuing for a period of four (4) months thereafter (all of such shares of voting common stock being herein called the "Proxy Shares"). Any other voting capital stock of the Corporation hereafter received by the BD Stockholders as stock dividends or other distributions with respect to the Proxy Shares shall be subject to this Proxy and included within the definition of Proxy Shares for the purposes hereof.

  This Proxy has been executed pursuant to a Settlement Agreement among the BD Stockholders, the Corporation and Cole on the date hereof and shall therefore be considered an instrument coupled with an interest for purposes of applicable law.

  NOW, THEREFORE, and in consideration of the premises and of the covenants and agreements herein contained and the advance of funds to the Company contemplated by the Loan, it is mutually agreed as follows:

  Section 1.    Grant of Proxy.    The undersigned Trustee for the BD
Stockholders, HEREBY APPOINTS RONALD H. COLE, an individual with a place of business at 1120 Elkton Dr., Colorado Springs, CO 80907, and his successors and assigns, as the true and lawful attorneys-in-fact, agents and proxies of the undersigned Trustee for the BD Stockholders, with full power of substitution, to vote all of the Proxy Shares and any other shares of voting capital stock of the Corporation which the undersigned Trustee for the BD Stockholders may be entitled to vote at any meeting of shareholders of the Corporation, or otherwise, and at any adjournment thereof, with all powers which the undersigned Trustee for the BD Stockholders would possess if personally present, including the right to vote, give consents and execute waivers in respect to all matters, whether or not in the ordinary course of business of the Corporation.

  Section 2.    Irrevocable Nature and Term of this Proxy.   This proxy,
having been granted in consideration of the Shares described above, shall be deemed a proxy coupled with an interest and shall be irrevocable until September 7, 1997.

  Section 3.    Ownership of, and Restrictions Upon, Proxy

















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Shares.    The undersigned Trustee for the BD Stockholders hereby represent and warrant that (a) the undersigned Trustee for the BD Stockholders presently owns of record and beneficially 250,000 shares of the Corporation's voting common stock constituting the Proxy Shares; (b) the undersigned has not granted any proxy or other voting interest with respect to such Proxy Shares to any other third party; and (c) so long as this Agreement remains in effect, the Trustee for the BD Stockholders will not execute or deliver to others proxy forms or consents relating to meetings or actions of stockholders of the Corporation and will promptly provide Cole with copies of any stockholder' communications received by any BD Stockholder and will not take any other action inconsistent with this Proxy.

  Section 4.    Legend.    The undersigned Trustee for the BD Stockholders
agree to cause the certificates evidencing the Proxy Shares, as they are issued, to be promptly imprinted with a legend referring to the proxy imposed by this Proxy and to furnish evidence thereof to Cole.

  Section 5.    Filing of Proxy.    The undersigned Trustee for the BD
Stockholders authorize and direct the proxyholder, or any of his successors and assigns, to substitute another person or persons as proxyholders and to file a substitution instrument with the Secretary of the Corporation.

  Section 6.    Successors and Assigns.    This proxy agreement shall  be
binding upon each of the BD stockholders and their respective heirs, legal representatives, successors and assigns.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

/s/  Gregory D. Timm
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GREGORY TIMM, ESQ., Trustee for the BD Stockholders

THE UNDERSIGNED CORPORATION HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ABOVE IRREVOCABLE PROXY (COUPLED WITH AN INTEREST).

Corporation

BROWN DISC PRODUCTS COMPANY, INC.

BY:   /s/  Ronald H. Cole
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LEGEND TO BE IMPRINTED ON THE PROXY SHARE CERTIFICATES AND ANY REISSUANCE(S)
THEREOF AND STOCK DIVIDENDS OR OTHER VOTING SECURITIES DISTRIBUTED WITH RESPECT THERETO:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY COUPLED WITH AN INTEREST AS SET FORTH IN A PROXY AGREEMENT DATED APRIL 24, 1996 IN FAVOR OF RONALD H. COLE EXECUTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE IN COLORADO. SUCH IRREVOCABLE PROXY EXPIRES ON SEPTEMBER 7, 1997.











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